Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of December 15, 2023, by and among Cyanotech Corporation, a Nevada corporation (the “Company”) and each of the investors listed on Schedule 1 hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, the Company and the Investors desire to enter into a private placement of shares of the Company’s common stock, par value $0.02 per share (the “Common Stock”) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.          Subscription. Each Investor hereby irrevocably subscribes for and agrees to purchase from the Company such number of shares of Common Stock, as set forth opposite such Investor’s name on Schedule 1 hereto (the “Shares”), at a purchase price of $1.00 per Share (the “Purchase Price”).

2.          Closing. Subject to the terms and conditions of this Agreement, the closing of the sale of the Shares contemplated hereby (the “Closing”) shall take remotely via the exchange of documents and signatures on the date hereof, or at such other time and place as the parties may mutually agree upon in writing (the day on which the Closing takes place, the “Closing Date”). At the Closing, each Investor shall deliver to the Company the aggregate Purchase Price for the Shares purchased by such Investor by wire transfer of immediately available funds to an account designated by the Company. Immediately upon confirmation that such wire has been initiated, the Company shall deliver (or cause to be delivered) the Shares in book entry form to each Investor or to a custodian designated by each Investor, as applicable.

3.          Use of Proceeds. The proceeds from the sale of the Shares shall be used by the Company for general corporate purposes, including working capital, capital expenditures and research and development.

4.          Company Representations and Warranties. The Company represents and warrants to each Investor that:

a.         Qualification and Organization of the Company. The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Nevada. The Company is not in violation of any of the provisions of its articles of incorporation or bylaws. The Company has all requisite corporate power and authority to enter into this Agreement, to carry on its business as presently conducted and perform its obligations hereunder including the issuance and sale of the Shares as contemplated by this Agreement. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder including the issuance and sale of the Shares have been duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by each Investor) this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

b.         Capitalization of the Company. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which 6,486,600 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of preferred stock of which zero “0” shares are issued and outstanding as of the date hereof. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable and have been issued in compliance with all applicable federal and state securities laws. The Company has reserved 356,016 shares of Common Stock for issuance upon the exercise of options, warrants or other securities convertible or exercisable into Common Stock. There are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, except for securities that may be granted to employees of the Company under the Company’s 2014 Independent Director Stock Option and Restricted Stock Grant Plan, as amended, and 2016 Equity Incentive Plan. Except as contemplated by this Agreement, no person or other legal entity has the right to require the Company to register any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other person or legal entity.

c.         Valid Issuance. The Shares have been duly and validly authorized and, when issued and delivered to each Investor against full payment therefor in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s articles of incorporation or bylaws under the laws of the State of Nevada.

d.         No Conflict. The issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein will be done in accordance with the Nasdaq marketplace rules and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, that would have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations (a “Material Adverse Effect”) of the Company or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, that would have a Material Adverse Effect on the Company or materially affect the validity of the Shares or the legal authority of the Company to comply with this Agreement.

e.         SEC Filings. The Company has timely filed with or furnished to (as applicable) the SEC all filings required to be made by it pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act (collectively, the “SEC Filings”). As of their respective dates, the SEC Filings, including any financial statements or schedules included or incorporated by reference therein, at the time filed, or if amended at the time of amendment, complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Filings. As of their respective dates, the SEC Filings, including any financial statements or schedules included or incorporated by reference therein, at the time filed, or if amended at the time of amendment, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

f.         Litigation. Except as described in the SEC Filings, there are no material pending legal proceedings before any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties against or affecting the Company, its subsidiaries or any of its or their properties, and to the Company’s knowledge, no such material legal proceedings are threatened.

g.       Financial Statements.  The financial statements of the Company as of March 31, 2023 and for the fiscal year then ended and as of September 30, 2023 and for the quarterly period then ended included in the SEC Filings present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in material conformity with U.S. generally accepted accounting principles (“GAAP”) (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by quarterly reports on Form 10-Q under the Exchange Act).  Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor any of its subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

h.       Compliance with Nasdaq Continued Listing Requirements.  Except as described in the SEC Filings, including the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2023 relating to the requirement for continued listing on Nasdaq under Nasdaq Listing Rule 5550(a)(2), the Company is in compliance with all applicable continued listing requirements of Nasdaq.  Except as described in the SEC Filings, including the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2023 relating to the requirement for continued listing on Nasdaq under Nasdaq Listing Rule 5550(a)(2), there are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and, except as described in the SEC Filings, including the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2023 relating to the requirement for continued listing on Nasdaq under Nasdaq Listing Rule 5550(a)(2), the Company has not received any currently pending notice of the delisting of the Common Stock from Nasdaq.

i.          Brokers and Finders. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the issuance and sale of the Shares contemplated hereby based upon arrangements made by or on behalf of the Company, other than as previously disclosed to the Investor.

j.          No Other Representations or Warranties. To the knowledge of the Company, no representation or warranty of the Company included in this Agreement and, to the knowledge of the Company, no information or statement contained in the SEC Filings or in any other document furnished or to be furnished to the Investor in connection herewith contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

5.           Investor Representations and Warranties. Each Investor represents and warrants to the Company, severally and not jointly, that:

a.        Qualification and Organization of the Investor.  If such Investor is an entity, such Investor is a is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into this Agreement, to carry on its business as presently conducted and perform its obligations hereunder. The execution and delivery by such Investor of this Agreement, the performance by such Investor its obligations hereunder and the consummation by such Investor of the purchase of the Shares have been duly authorized by all requisite action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

b.         No Conflict. The purchase of the Shares by such Investor and compliance by such Investor with all applicable provisions of this Agreement will not result in any violation of the provisions of the organizational documents of such Investor or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Investor or any of its properties, that would have a Material Adverse Effect on such Investor or materially affect the legal authority of such Investor to comply with this Agreement.

c.          Status and Investment Intent of the Investor. Such Investor is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and such Investor is acquiring the Shares for its own account for investment purposes only and not with a view to any public distribution thereof or with any intention of selling, distributing or otherwise disposing of the Shares in a manner that would violate the registration requirements of the Securities Act.  Such Investor is not an entity formed for the specific purpose of acquiring the Shares and is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Investor acknowledges and agrees that the Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, except: (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a legend to such effect.  Such Investor is able to bear the economic risk of holding the Shares for an indefinite period (including total loss of its investment) and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment. Such Investor acknowledges and affirms that it has conducted and completed its own investigation, analysis and evaluation related to the investment in the Shares.  Such Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares.

d.          Brokers and Finders. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the issuance and sale of the Shares contemplated hereby based upon arrangements made by or on behalf of such Investor.

e.         No Other Representations or Warranties. Such Investor understands and agrees that it is purchasing Shares directly from the Company. Such Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by the Company, or its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Agreement.

f.          Restricted Securities. Such Investor understands that the Shares are “restricted securities” under applicable federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving any public offering and that under such laws and applicable regulations the Shares may be resold without registration under the Securities Act only in certain limited circumstances.

6.           Securities Law Matters.

a.         Legends. It is understood that, except as provided below, book entry accounts evidencing the Shares may bear the following or similar legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT THESE SECURITIES MAY BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR A SUBSIDIARY THEREOF, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (E) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE LAWS OF ANY OTHER JURISDICTION.

b.         Removal of Legends. Notwithstanding the foregoing, each Investor shall be entitled to receive from the Company a like number of shares not bearing such legend upon the request of such Investor (i) at such time as such restrictions are no longer applicable and (ii) with respect to the restriction on transfer of such shares under the Securities Act, the delivery of a customary opinion of counsel to such Investor, which opinion is reasonably satisfactory in form and substance to the Company and its counsel, that the restriction referenced in such legend is no longer required in order to ensure compliance with the Securities Act.

7.           Registration Rights.

a.         If, at any time on or after the date of this Agreement, the Company proposes to file a registration statement under the Securities Act (a “Registration Statement”) with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company, other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to each Investor as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, in such offering, and (B) offer each Investor the opportunity to register the sale of such number of Shares purchased pursuant to this Agreement (the “Registrable Securities”) such Investor may request in writing within five (5) days after receipt of such written notice (such registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested by such Investor pursuant to this Section 7 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Investors proposing to distribute their Registrable Securities through an underwritten offering under this Section 7 shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwritten offering by the Company.

b.        If the managing underwriter or underwriters in an underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Investors holding Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Investors, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 7(a) hereof, and (iii) the share of Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such underwritten offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then:

i.        If the registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Investors exercising their rights to register their Registrable Securities pursuant to section 7(a) hereof (pro rata based on the respective number of Registrable Securities that such Holder has requested be included in such Registration statement) , which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

ii.        If the registration is pursuant to a request by persons or entities other than the Investors, then the Company shall include in any such registration (A) first, the shares of Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Investors, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Investors exercising their rights to register their Registrable Securities pursuant to Section 7(a) (pro rata based on the respective number of Registrable Securities that such Holder has requested be included in such Registration Statement), which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

8.          Anti-Dilution Protection. The Company hereby agrees as follows if, at any time within one year after the date of this Agreement, the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock (collectively, “New Securities”) at a price per share (or conversion or exercise price, as applicable) that is lower than the Purchase Price paid by the Investors for the shares of Common Stock under this Agreement, then the Company shall issue to each Investor, without any additional consideration, such number of additional shares of Common Stock as is equal to the product of (i) the number of shares of Common Stock purchased by such Investor under this Agreement, and (ii) a fraction, the numerator of which is the difference between the Purchase Price and the price per share of the New Securities, and the denominator of which is the Purchase Price (the “Adjustment Shares”). The issuance of the Adjustment Shares shall be subject to the same terms and conditions as the shares of Common Stock purchased by the Investors under this Agreement, including any representations, warranties, covenants, and registration rights. The Company shall notify each Investor in writing of any issuance or sale of New Securities within 10 days after the closing of such issuance or sale and shall deliver the Adjustment Shares to the Investors within 30 days after such notice.

The following issuances or sales of New Securities shall not trigger the anti-dilution provisions of this Section 8:

a.        Shares of Common Stock or securities convertible into or exercisable for Common Stock issued or sold to employees, directors, consultants, or advisors of the Company or its subsidiaries pursuant to stock option plans, restricted stock plans, or other equity incentive plans approved by the board of directors of the Company;

b.          Shares of Common Stock or securities convertible into or exercisable for Common Stock issued or sold upon the conversion or exercise of securities outstanding as of the date of this Agreement;

c.          Shares of Common Stock or securities convertible into or exercisable for Common Stock issued or sold in connection with any stock split, stock dividend, recapitalization, reorganization, or similar event that does not result in a change in the proportionate ownership of the Common Stock;

d.         Shares of Common Stock or securities convertible into or exercisable for Common Stock issued or sold in connection with any bona fide strategic partnership, joint venture, merger, acquisition, or similar transaction that is approved by the board of directors of the Company and that does not primarily involve raising capital; or

e.          Shares of Common Stock or securities convertible into or exercisable for Common Stock issued or sold in a public offering registered under the Securities Act.

9.            Survival. The representations and warranties, covenants and agreements contained herein shall survive the Closing and shall remain in full force and effect following the Closing Date.

10.          Miscellaneous.

a.          Public Announcements. None of the Company, the Investor, or any of their respective affiliates, shall issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other parties; provided, however, that such party may issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party if such party (a) determines, after consultation with outside counsel, that such press release or other public announcement is required by applicable law, including the Securities Act or Exchange Act and (b) endeavors, on a basis reasonable under the circumstances, to provide a meaningful opportunity to the other party to review and comment upon such press release or other public announcement in advance and shall give due consideration to all reasonable additions, deletions or changes suggested thereto.

b.           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), telecopied (notice deemed given upon confirmation of receipt), or sent by other means of written telecommunication or sent by a nationally recognized overnight courier service, such as Federal Express (notice deemed given upon receipt of proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to the Company, to:

Cyanotech Corporation

73-4460 Queen Kaahumanu Hwy., #102
Kailua-Kona, HI 96740
Attn: Felicia Ladin

Email: fladin@cyanotech.com

with a copy to:

Allen & Overy LLP

140 New Montgomery

San Francisco, CA 94105

Attention: Jesse Debban

E-mail: jesse.debban@allenovery.com

if to an Investor, the address set forth opposite such Investor’s name on Schedule 1 hereto.

c.           Headings. The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

d.          Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

e.           Counterparts. This Agreement may be executed manually or by facsimile or pdf by the parties hereto, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties hereto and delivered to the other parties hereto.

f.           Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof and thereof. No provision of this Agreement, express or implied, is intended to or shall confer upon any other person other than the parties any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

g.         Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

h.         Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to conflict of laws principles that would result in the application of the law of any other jurisdiction.

i.          Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(I).

j.           Assignment. This Agreement shall not be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, but without relieving any party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

k.          Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an instrument in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

l.          Enforcement; Remedies. Except as otherwise expressly provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

m.          Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

CYANOTECH CORPORATION

By:	/s/ Matthew Custer
Name: Matthew Custer
Title: President and Chief Executive Officer

INVESTOR

By:	/s/ Michael Arlen Davis
Name: The Michael Arlen Davis Revocable Trust
Title: Michael Arlen Davis as Trustee

[Signature Page to Subscription Agreement]

SCHEDULE 1

Investors

Investor

The Michael Arlen Davis Revocable Trust

Address

1621 Juanita Lane

Tiburon, CA 94920

Shares

400,000

Aggregate Purchase Price

$400,000